                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): November 21, 2005

                      Fortune Diversified Industries, Inc.
               (Exact name of registrant as specified in charter)

           Indiana                       0-19049                  74-2504501
(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)

6402 Corporate Drive, Indianapolis, Indiana                         46278
  (Address of principal executive offices)                        (Zip Code)

       Registrant's telephone number, including area code: (317) 532-1374

                                       N/A
          (Former name or former address, if changed since last report)

Fortune Diversified Industries, Inc.
SEC Form 8-K

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Securities Purchase Agreement

On November 21, 2005 Fortune Diversified Industries, Inc. (the "Company") entered into a Securities Purchase Agreement (the "Purchase Agreement") with Laurus Master Fund Ltd. ("Laurus"). Subject to the terms and conditions in the Purchase Agreement, the Company agreed to sell a Convertible Term Note (the "Note") to Laurus in the aggregate principal amount of $7.5 million. The Note is guaranteed by two of the Company's majority stockholders. The Note is convertible into shares of the Company's Common Stock. The Company also issued a warrant (the "Warrant") to purchase up to 272,727 shares of the Company's Common Stock. The Company intends to use the proceeds from the offering of the Note and the Warrant for general working capital purposes.

Neither the Note, the Warrant, nor the shares issuable pursuant to either instrument have been registered under the Securities Act of 1933, as amended (the "Securities Act") or any state securities laws and may not be offered or sold except pursuant to certain exemptions under the Securities Act or upon registration under the Securities Act.

The foregoing description of the Purchase Agreement is qualified in its entirety by reference to its full terms and provisions as set forth therein. A copy of the Purchase Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Convertible Term Note

On November 21, 2005 the Company executed the above referenced Note in favor of Laurus. The Note is due on or before November 2008. Interest is payable under the Note at a variable rate no lower than nine and one-half percent (9.5%). Subject to the terms of the Note, the Note is payable in cash or is convertible into shares of the Company's Common Stock. Re-payment under the Note may be accelerated by the holder in the event of an uncured default by the Company as provided in the Note.

The foregoing description of the Note is qualified in its entirety by reference to its full terms and provisions as set forth therein. A copy of the Convertible Term Note is attached as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Registration Rights Agreement

On November 21, 2005 the Company and Laurus entered into a Registration Rights Agreement (the "Registration Rights Agreement"). Pursuant to the terms of the Registration Rights Agreement the Company has agreed to file a Registration Statement covering the shares of the Company's Common Stock issuable pursuant to the Note and upon exercise of the Warrant. The Registration Statement shall be filed within thirty days after the date of the Registration Statement and shall be on Form S-3 or such other appropriate form as will allow resale of the stock issued pursuant to the Note and/or Warrant on a continuous basis pursuant to Rule 415.

The foregoing description of the Registration Rights Agreement is qualified in its entirety by reference to its full terms and provisions as set forth therein. A copy of the Registration Rights Agreement is attached as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AND OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The Note referenced herein may be considered a long term debt obligation as defined in Item 303 (a) (5) (ii) (A) of Regulation S-K.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

The sale of the Note and Warrant to Laurus was made pursuant to Rule 506 of Regulation D under the Securities Act and, therefore, was exempt under Section 4(2) of the Securities Act.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits:

Exhibit No.   Description of Document
-----------   -----------------------
10.1          Securities Purchase Agreement, dated November 21, 2005, by and between Fortune Diversified Industries, Inc. and Laurus Master
              Fund, Ltd.

10.2          Convertible Term Note, dated November 21, 2005, by Fortune
              Diversified Industries, Inc. in favor of Laurus Master Fund, Ltd.

10.3          Common Stock Purchase Warrant dated November 21, 2005.

10.4 Registration Rights Agreement dated November 21, 2005 by and between Fortune Diversified Industries, Inc. and Laurus Master
              Fund, Ltd.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Fortune Diversified Industries, Inc.


                                        By: /s/ Amy Gallo
                                            ------------------------------------
                                            Amy Gallo
                                            Chief Financial Officer

Date: November 28, 2005